UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT – MAY 26, 2008

ECOLOCAP SOLUTIONS INC.
(Exact name of Registrant as specified in its
charter)

NEVADA	000-51213	20-0909393
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

740, St-Maurice Street
Suite 102
Montreal H3C 1L5
(Address of principal executive offices)

(514) 876-3907
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01: Entry into Material Definitive Agreements.

On May 26, 2008, Ecolocap Solutions (Canada) Inc. (“ECOS”), the Company's wholly owned subsidiary has executed an Emission Reduction Purchase Agreement (“ERPA”) with Tan Hiep Phuc Electricity Construction Joint-Stock Company for the purchase of the 50,000 units of certified CER anticipated to be generated per year by the Tien Giang 10 MW Fired Rice Husk Power Plant – CDM Project Proponent for the period from June, 2008 to December 31, 2019;

On June 10, 2008, ECOS executed an Emission Reduction Purchase Agreement (“ERPA”) with Lao Cai Energy & Resources Investment Joint-Stock Company, Viet Nam for the purchase of the 50,000 units of certified CER anticipated to be generated per year by the Nam Xay Noi Hydro Power – CDM Project Proponent for the period from June 10, 2008 to December 31, 2012. ECOS has an option of extension for two additional periods of seven years, from 2013 to 2026, under the same terms with the exception of the price per unit that would need to be renegotiated;

On June 10, 2008, ECOS executed an Emission Reduction Purchase Agreement (“ERPA”) with Tuan Anh Hydraulic Development and Construction Investment Corporation, Viet Nam (Tuan Anh HDC., Corp.) for the purchase of the 50,000 units of certified CER anticipated to be generated per year by the Ban Nhung Hydro Power – CDM Project Proponent for the period from June 10, 2008 to December 31, 2012. ECOS has an option of extension for two additional periods of seven years, from 2013 to 2026, under the same terms with the exception of the price per unit that would need to be renegotiated;

On July 14, 2008, ECOS executed an Emission Reduction Purchase Agreement ( RPA with Hunan Valin Xiangtan Iron & Steel Co., Ltd. for the purchase of the certified CER anticipated to be generated per year by the XISC Power Generation Using Steam from Coke Dry Quenching Project for the period from July 23, 2008 toDecember 31, 2012. ECOS has a right of first refusal to renegotiate the ERPA for the extension period between 2013 to 2026. The terms of the ERPA would need to be renegotiated;

On July 14, 2008, ECOS executed an Emission Reduction Purchase Agreement (“ERPA”) with Xiangtan Iron & Steel Group Co., Ltd. (“XISC”) for the purchase of the 148.621 units of certified CER anticipated to be generated per year by the XISC Power Generation Using Waste Heat from Sintering System (WHR) for the period from July 14, 2008 to December 31, 2012. ECOS has an option of extension for two additional periods of seven years, from 2013 to 2026, under the same terms with the exception of the price per unit , which would need to be renegotiated;

On July 20, 2008, ECOS executed an Emission Reduction Purchase Agreement (“ERPA”) with Hebi Coal Industry (Group) Co., LTD (“HCIC”) for the purchase of the certified CER anticipated to be generated per year by the XCIC Project-Using Waste Heat from Gangue Brickkiln to Generate Power (WHR) for the period from July 20, 2008 to December 31, 2012. ECOS has an option of extension for two additional periods of seven years, from 2013 to 2026, under the same terms with the exception of the price per unit , which would need to be renegotiated;

On July 23, 2008, ECOS executed an Emission Reduction Purchase Agreement (“ERPA”) with Hebei Jinlong Cement Group Co., Ltd (“HJLCC”) for the purchase of the certified CER anticipated to be generated per year by the HJLCC Project-Using Waste Heat from Cement Kiln to Generate Power for the period from July 31, 2008 to December 31, 2012. ECOS has an option of extension for two additional periods of seven years, from 2013 to 2026, under the same terms with the exception of the price per unit , which would need to be renegotiated;

On August 5, 2008, ECOS executed an Emission Reduction Purchase Agreement (“ERPA”) with Bao Tan Hydro Electric Joint-Stock Company for the purchase of the certified CER anticipated to be generated per year by Dam Bor Hydro Power for the period from 2008 to 2012, evaluated at 24,000 units of CERs per year. The crediting period is expires on December 31st, 2026. ECOS has an option of extension for two additional periods of seven years, from 2013 to 2026, under the same terms with the exception of the price per unit , which would need to be renegotiated;

On August 5, 2008, ECOS executed an Emission Reduction Purchase Agreement (“ERPA”) with Construction and Infrastruction Development Joint-Stock Company Number Nine for the purchase of the 50,000 units of certified CER anticipated to be generated per year by the Then Sin Hydro Power project for the period from August 2nd, 2008 to December 31, 2012. The crediting period is up expires on December 31st, 2026. ECOS has an option of extension for two additional periods of seven years, from 2013 to 2026, under the same terms with the exception of the price per unit , which would need to be renegotiated;

On October 17, 2008, ECOS executed an Emission Reduction Purchase Agreement ( RPA with Xinjiang Xiangjianfeng Energy and Technology Development Co., Ltd. for the purchase of the certified CER anticipated to be generated per year by the Xinjiang Xiangjianfeng Urumqi Dabancheng 200MW Windfarm 1st Phase-49.5MW project for the period from October 17, 2008 to December 31, 2012. The crediting period expires on December 31st, 2026. ECOS has an option of extension for two additional periods of seven years, from 2013 to 2026, under the same terms with the exception of the price per unit , which would need to be renegotiated;

On October 19, 2008, ECOS executed an Emission Reduction Purchase Agreement (“ERPA”) with Hebei Fengda Metallized Pellet Co., Ltd. for the purchase of One Million units of certified CER anticipated to be generated per year by the Hebei Fengda Metallized Pellet project for the period from October 19, 2008 to December 31, 2012. The crediting period is expires on December 31st, 2026. ECOS has an option of extension for two additional periods of seven years, from 2013 to 2026, under the same terms with the exception of the price per unit , which would need to be renegotiated;

On October 21, 2008, ECOS executed an Emission Reduction Purchase Agreement ( RPA with Shandong Chengzeyuan Environment Protection Engineering Co., Ltd. for the purchase of the certified CER anticipated to be generated per year by the Treatment of Urban Domestic Refuse and Resource Utilization in Pingyuan Country project for the period from October 21, 2008 to December 31, 2012. The crediting period expires on December 31st, 2026. ECOS has an option of extension for two additional periods of seven years, from 2013 to 2026, under the same terms with the exception of the price per unit , which would need to be renegotiated ;

On October 23, 2008, ECOS has executed an Emission Reduction Purchase Agreement (“ERPA”) with Leshan Kingssun Group Co., Ltd. for the purchase of the certified CER anticipated to be generated per year by the Huangdan Hydro-station Technical Expansion & Automation Retrofit project for the period from October 23, 2008 to December 31, 2012. The crediting period expires on December 31st, 2026. ECOS has an option of extension for two additional periods of seven years, from 2013 to 2026, under the same terms with the exception of the price per unit , which would need to be renegotiated;

The ERPA agreements provide that upon registration of each project, ECOS will endeavor to implement each project in accordance with a detailed description of the project submitted for validation prepared in accordance with the Kyoto Rules (“PDD”) and other documents describing the implementation and economics of the project at it's own risk and expense.

Execution of 4 Technical Service Agreements.

In conjunction with the October 17th, 2008 Emission Reduction Purchase Agreement (“ERPA”) executed by and between Ecolocap Solutions (Canada) Inc. (“ECOS”), the Company's wholly owned subsidiary, and Xinjiang Xiangjianfeng Energy and Technology Development Co., Ltd. (“XINJIANG”), the parties entered into a Technical Service Agreement by which ECOS will perform for XINJIANG the necessary technical services for the validation of its CDM projects. In consideration of these services rendered as well as expenses incurred, ECOS will be paid a professional fee. ECOS will be responsible for the preparation of the technical documents and will make its best effort to assist XINJIANG in the approval process of these projects by local authorities as well as by the DOE and the EB. All the expenses incurred above will be borne by ECOS. ECOS will use its best effort to help XINJIANG get financial participation of foreign investors in the Projects.

In conjunction with the October 19th, 2008 Emission Reduction Purchase Agreement (“ERPA”) executed by and between Ecolocap Solutions (Canada) Inc. (“ECOS”), the Company's wholly owned subsidiary, and Hebei Fengda Metallized Pellet Co., Ltd. (“FENGDA”) , the parties entered into a Technical Service Agreement by which ECOS will perform for FENGDA the necessary technical services for the validation of its CDM projects. In consideration of these services rendered as well as expenses incurred, ECOS will be paid a professional fee. ECOS will be responsible for the preparation of the technical documents and will make its best effort to assist FENGDA in the approval process of these projects by local authorities as well as by the DOE and the EB. All the expenses incurred above will be borne by ECOS. ECOS will use its best effort to help FENDGA get financial participation of foreign investors in the projects.

In conjunction with the October 21st, 2008 Emission Reduction Purchase Agreement (“ERPA”) executed by and between Ecolocap Solutions (Canada) Inc. (“ECOS”) the Company's wholly owned subsidiary and Shandong Chengzeyuan Environment Protection Engineering Co., Ltd. (“SHANDONG, the parties entered into a Technical Service Agreement by which ECOS will perform for SHANDONG the necessary technical services for the validation of its CDM projects. In consideration of these services rendered as well as expenses incurred, ECOS will be paid a professional fee. ECOS will be responsible for the preparation of the technical documents and shall make its best effort to assist SHANDONG in the approval process of these projects by local authorities as well as by the DOE and the EB. All the expenses incurred above will be borne by ECOS. ECOS will use its best effort to help SHANDONG get financial participation of foreign investors in the projects.

In conjunction with the October 23rd, 2008 Emission Reduction Purchase Agreement (“ERPA”) executed by and between Ecolocap Solutions (Canada) Inc. (“ECOS”) the Company's wholly owned subsidiary and Leshan Kingssun Group Co., Ltd. (“LESHAN”),  the parties entered into a Technical Service Agreement by which ECOS will perform for LESHAN the necessary technical services for the validation of its CDM projects. In consideration of these services rendered as well as expenses incurred, ECOS will be paid a professional fee. ECOS will be responsible for the preparation of the technical documents and shall make its best effort to assist LESHAN in the approval process of these projects by local authorities as well as by the DOE and the EB. All the expenses incurred above will be borne by ECOS. ECOS will use its best effort to help LESHAN get financial participation of foreign investors in the Projects.

Item 9.01: Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits

10.1	"ERPA" with Hong Kong Construction Investment Joint Stock Company.

10.2	"ERPA" with Thuong Hai Joint Stock Company.

10.3	"ERPA" with Vietnam Power Development Joint Stock Company.

10.4	"ERPA" with Hop Xuan Investment Joint Stock Company, Vietnam.

10.5	"ERPA" with ThangLong Education Development and Construction Import

Export Investment Joint Stock Company.

10.6	Revised Consulting Agreement with Sodexen Inc.

10.7	Agreement with United Best Technology Limited.

10.8	Escrow Agreement with United Best Technology Limited.

10.9	"ERPA" with Tan Hiep Phuc Electricity Construction Joint-Stock Company
Vietnam.

10.10	"ERPA" with Tuan Anh Hydraulic Development and Construction Investment
Corporation, Vietnam.

10.11	"ERPA" with Lao Cai Energy & Resources Investment Joint Stock Company,
Vietnam

10.12	"ERPA" with Xiangtan Iron and Steel Group Co., Ltd

10.13	"ERPA" with Hunan Valin Xiangton Iron & Steel Co. Ltd.

10.14	"ERPA" with Hebi Coal Industry (Group) Co. Ltd.

10.15	"ERPA" with Hebei Jinlong Cement Group Co., Ltd.

10.16	"ERPA" with Bao Tan Hydro Electric Joint-Stock Company

10.17	"ERPA" with Construction and Infrastruction Development Joint-Stock Company
Number Nine

10.18	Greenhouse Gas Offset Management Services Representation Agreement

10.19	"ERPA" with Xinjiang Xiangjianfeng Energy and Technology Development Co.
Ltd.

10.20	Technical Service Agreement with Xinjiang Xiangjinfeng Energy and
Technology Development Co., Ltd.

10.21	Technical Service Agreement with Hebei Fengda Metallized Pellet Co., Ltd.

10.22	"ERPA" with Hebei Fengda Metallized Pellet Co., Ltd.

10.23	"ERPA" with Shandong Chengzeyuan Environment Protection Engineering Co.
Ltd.

10.24	Technical Services Agreement with Shandong Chengzeyuan Environment
Protection Engineering Co., Ltd.

10.25	Technical Services Agreement with Leshan Kingssun Group Co. Ltd.

10.26	"ERPA" with Leshan Kingssun Group Co., Ltd.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2008

ECOLOCAP SOLUTIONS INC.

By: CLAUDE PELLERIN
Name: Claude Pellerin
Title: Corporate Secretary